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                                                                   Page 50 of 55

                                  EXHIBIT 10-10

                                 GENERAL RELEASE

         MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with an office at One M&T Plaza, Buffalo, New York 14202, as RELEASOR, in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration received from GBC LIQUIDATING CORP., as successor to Genesee Corp., formerly known as The Genesee Brewing Company, Inc., a New York Corporation with an office at 16 West Main Street, Rochester, New York 14614, as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEE, RELEASEE'S shareholders, directors, officers, employees, representatives, agents, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to, arising from or involving the obligations of Releasee to Releasor set forth in the Intercreditor Agreement dated as of December 15, 2000 among Releasee, Releasor, High Falls Brewing Company, LLC and Cephas Capital Partners, L.P. This Release is expressly conditioned upon and shall not effective unless and until a General Release of even date herewith given by Cephas Capital Partners L.P. to Releasee is effective.

         This RELEASE may not be changed orally.

         IN WITNESS WHEREOF, RELEASOR has caused this RELEASE to be executed on the 21st day of May, 2004.

RELEASOR:                                 MANUFACTURERS AND TRADERS TRUST
                                          COMPANY

                                          By: /s/ John C. Morsch
                                              ---------------------------------
                                              Name: John C. Morsch
                                              Title: Vice President

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                                                                   Page 51 of 55

STATE OF NEW YORK )
COUNTY OF MONROE  ) ss:

         On the ___ day of May in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name{s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/ber/their capacity((ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                ________________________________
                                                Notary Public